UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

TIFFANY & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

TIFFANY & CO.

Meeting Information
Meeting Type:       Annual Meeting
For holders as of:    March 23, 2010
Date:    May 20, 2010          Time: 09:00 AM EDT

Location:	Four Seasons Hotel Cosmopolitan Suite 57 East 57th Street New York, New York
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
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—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Combined Document
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2010 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use
Only

Voting Items

The Board of Directors recommends you vote FOR the following proposal (s):

1.	Election of Directors Nominees

1	Michael J. Kowalski

2	Rose Marie Bravo

3	Gary E. Costley

4	Lawrence K. Fish

5	Abby F. Kohnstamm

6	Charles K. Marquis

7	Peter W. May

8	J. Thomas Presby

9	William A. Shutzer

à 0000 0000 0000

Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Voting Items Continued
Reserved for Broadridge Internal Control Information

The Board of Directors recommends you vote FOR the following proposal (s):

2	Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2010.

NOTE:	such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Tiffany & Co.
727 Fifth Avenue, New York, New York 10022
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Thursday, May 20, 2010
The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/tif
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

Tiffany & Co.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 6, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)

Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet:	http://www.proxyvoting.com/tif

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.
Dear Tiffany & Co. Stockholder:
The 2010 Annual Meeting of Stockholders of Tiffany & Co. (the “Company”) will be held in the Cosmopolitan Suite of the Four Seasons Hotel, 57 East 57th Street, New York, New York on Thursday, May 20, 2010, at 9:00 a.m. New York time.
Proposals to be considered at the Annual Meeting:
(1)	Election of nine (9) directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified; and

(2)	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2010.
Management recommends a vote “FOR” Items 1 and 2.

CONTROL NUMBER
YOU MUST REFERENCE THIS 11-DIGIT CONTROL NUMBER TO REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	→	↓

71073

All stockholders are cordially invited to attend, although only those stockholders of record as of the close of business on March 23, 2010 will be entitled to notice of and to vote at the meeting or any adjournments thereof.
Meeting Location:
Four Seasons Hotel Cosmopolitan Suite 57 East 57th Street New York, New York
The following Proxy Materials are available for you to review online:
•	the Company’s 2010 Proxy Statement; and
•	the Company’s Annual Report for the year ended January 31, 2010 (which is not deemed to be part of the official proxy soliciting materials).
To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/tif
The Proxy Materials for Tiffany & Co. are available to review at:
http://www.proxyvoting.com/tif
Have this notice available when you request a PAPER copy of the Proxy Materials,
OR when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote
Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and to vote your shares. Have this card in hand when you access the above website.

You will need to reference the 11-digit control number located on the reverse side of this form.
71073